Exhibit 10.1

SECURITIES PURCHASE AGREEMENT

Milestone Scientific Inc.

220 South Orange Avenue

Livingston, New Jersey 07039

Ladies & Gentlemen:

Whereas, on February 1, 2019, Milestone Scientific Inc., a Delaware corporation (the “Company”) entered into an Underwriting Agreement (the “Underwriting Agreement”) with Maxim Group LLC, acting as sole underwriter and book-running manager, for a public offering (the “Public Offering”) of shares of common stock, par value $0.001 per share (the “Common Stock”), of the Company, together with warrants (the “Public Offering Warrants”) to purchase shares of Common Stock (the “Public Offering Warrant Shares”) at an exercise price equal to $0.50 per share of Common Stock (the “Exercise Price”); and the public offering price for each share of Common Stock (the “Public Offering Shares”) and Public Offering Warrant was $0.35;

Whereas, the Public Offering Shares and Public Offering Warrants were issued pursuant to a shelf registration statement that the Company filed with the U.S. Securities and Exchange Commission (the “Commission”), which became effective on May 4, 2016 (File No. 333-209466) (the “Shelf Registration Statement”); a preliminary prospectus supplement relating to the Public Offering was filed on January 31, 2019, and a final prospectus supplement relating to the Public Offering was filed on February 1, 2019 (the “Pro Supp” and together with the Shelf Registration Statement, the “Disclosure Package”), with the Commission; and the closing of the Public Offering occurred on February 6, 2019;

Whereas, pursuant to that certain Investment Agreement dated as of April 15, 2014 (the “Investment Agreement”), the Investor, as successor to Innovest S.p.A., purchased Series A Convertible Preferred Stock of the Company and received, in Section 5.1 thereof, a preemptive right to have the opportunity to acquire from the Company, for the same price and on the same terms as the Public Offering Shares, Public Offering Warrants and Public Offering Warrant Shares (collectively, the “Securities”) as proposed to be offered by the Company to others, its proportionate share of such Securities, as determined in accordance with the Investment Agreement; and

Whereas, the Company deems it advisable and in the best interest of the Company and its stockholders to offer to the Investor the Securities in satisfaction of the Investor’s preemptive right under the Investment Agreement, on the terms and subject to the conditions set forth in this Agreement.

NOW THEREFORE, in consideration of the foregoing and the respective covenants, agreements and representations and warranties set forth herein, the undersigned, BP4 S.p.A. (the “Investor”), hereby confirms its agreement with the Company as follows:

1.     This Securities Purchase Agreement (the “Agreement’) is made as of February 8, 2019 between the Company and the Investor.

2.     The Company has authorized the sale and issuance of up to 714,286 shares of Common Stock of the Company (the “Shares”) and warrants to purchase up to 178,571 shares of Common Stock (the “Warrants” and the shares issuable upon exercise thereof, the “Warrant Shares”) at an Exercise Price of $0.50 per share.

3.     The Company and the Investor agree that the Investor will purchase and the Company will sell the Shares and the Warrants for $0.35 for each Share and Warrant, or an aggregate purchase price of $250,000 for the Shares and the Warrants, pursuant to the Terms and Conditions for Purchase of Shares and Warrants attached hereto as Annex I and incorporated herein by reference as if fully set forth herein. Certificates representing the Shares and Warrants purchased by the Investor will be registered in the Investor’s name and address as set forth below.

Please confirm that the foregoing correctly sets forth the agreement between us by signing in the space provided below for that purpose.

INVESTOR: BP4 S.p.A.

By:	/s/ Gian Domenico Trombetta
Name: Gian Domenico Trombetta
Title: Chief Executive Officer

Address: Tax ID No.: Contact name: Telephone:

AGREED AND ACCEPTED:

MILESTONE SCIENTIFIC INC.

By:	/s/ Leonard Osser
Name: Leonard Osser
Title: Interim Chief Executive Officer

ANNEX I

TERMS AND CONDITIONS FOR PURCHASE OF SHARES AND WARRANTS

1.     Authorization and Sale of the Shares and Warrants. Subject to the terms and conditions of this Agreement, the Company has authorized the sale of up to 714,286 shares of the Common Stock, $0.001 par value, of the Company (the “Shares”) and warrants to purchase up to 178,571 shares of Common Stock (the “Warrants” and the shares issuable upon exercise thereof, “Warrant Shares”).

2.     Agreement to Sell and Purchase the Stock. At the Closing (as defined in Section 3), the Company will sell to the Investor, and the Investor will purchase from the Company, upon the terms and conditions hereinafter set forth, the number of Shares and Warrants set forth on the signature page hereto at the purchase price set forth on such signature page.

3.     Delivery of the Shares and Warrants at Closing. The completion of the purchase and sale of the Shares and Warrants (the “Closing”) shall occur on such date as specified by the Company and the Investor (the “Closing Date”), at the offices of the Company or its counsel, as specified by the Company. At the Closing, the Company shall deliver to the Investor (or the Investor’s designated agent in the United States) the Shares and the Warrants against payment therefor.

The Company’s obligation to close the transaction shall be subject to the following conditions, any one or more of which may be waived by the Company: (a) receipt by the Company of a certified or official bank check or wire transfer of funds in the full amount of the purchase price for the Shares and Warrants being purchased hereunder; (b) the accuracy of the representations and warranties made by the Investor and the fulfillment of those undertakings of the Investors to be fulfilled prior to the Closing; and (c) approval from the NYSE American LLC to list the Shares and Warrant Shares .

4.     Representations and Warranties of the Company. The Company represents and warrants to the Investor as of the date hereof, as follows:

(a)     The Company has been duly organized and is validly existing as a corporation in good standing under the laws of the State of Delaware and has corporate power and authority to own, lease, and operate its properties and to conduct its business as described in the Disclosure Package and to enter into and perform its obligations under this Agreement and the various other agreements required hereunder and thereunder to which it is a party; and the Company is duly qualified as a foreign corporation to transact business and is in good standing in each other jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except for such jurisdictions where the failure to so qualify individually or in the aggregate would not have a material adverse effect on the assets, properties, condition, financial or otherwise, or in the results of operations or business affairs (as described in the Disclosure Package) of the Company and its subsidiaries considered as a whole (a "Material Adverse Effect").

(b)     All necessary corporate action has been duly and validly taken by the Company to authorize the execution, delivery and performance of this Agreement, the Warrants and the issuance and sale of the Shares and the Warrant Shares. This Agreement has been duly authorized, executed and delivered by the Company and the Warrants, upon issuance, will have been duly authorized, executed and delivered by the Company.

(c)     When issued, the Warrants will constitute valid and binding obligations of the Company to issue and sell, upon exercise thereof and payment of the Exercise Price, the number and type of securities of the Company called for thereby in accordance with the terms thereof and such Warrants are enforceable against the Company in accordance with their respective terms, except: (i) as such enforceability may be limited by applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and similar laws relating to or affecting creditors' rights and remedies generally; (ii) as enforceability of any indemnification or contribution provision may be limited under foreign, federal and state securities laws; and (iii) that the remedy of specific performance and injunctive and other forms of equitable relief may be subject to the equitable defenses and to the discretion of the court before which any proceeding therefore may be brought.

(d)     The Shares have been duly authorized for issuance and sale to the Investor pursuant to this Agreement, and when the Shares have been issued and delivered by the Company pursuant to this Agreement against payment of the consideration set forth herein, such Shares will be validly issued and fully paid and non-assessable; and the issuance of such Shares is not subject to any preemptive or other similar rights of any securityholder of the Company.

(e)     The Warrant Shares have been duly authorized for issuance, have been validly reserved for future issuance and will, upon exercise of the Warrants and payment of the exercise price thereof, be duly and validly issued, fully paid and non-assessable and will not be subject to the preemptive or other similar rights of any securityholder of the Company.

(f)     The authorized, issued and outstanding shares of capital stock of the Company are as set forth in the Disclosure Package, adjusted for closing of the Public Offering. The outstanding shares of capital stock of the Company have been duly authorized and validly issued and are fully paid and non-assessable. None of the outstanding shares of capital stock of the Company was issued in violation of any preemptive or other similar rights of any securityholder of the Company. Except as disclosed in the Disclosure Package, other than with respect to any shares reserved pursuant to the Company's equity incentive plan as disclosed in the Disclosure Package or the shares issuable upon exercise of the Warrants issued in the Public Offering, (i) no shares of capital stock of the Company are reserved for any purpose, (ii) no outstanding securities are convertible into or exchangeable for any shares of capital stock of the Company, and (iii) there are no outstanding options, rights (preemptive or otherwise) or warrants to purchase or subscribe for shares of capital stock or any other securities of the Company.

(g)     At the date of the Pro Supp, the Disclosure Package did not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading. At the date of the Pro Supp, the Pro Supp did not contain an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

5.     Representations, Warranties and Covenants of the Investor.

(a)     The Investor represents and warrants to, and covenants with, the Company that: (i) the Investor is an “accredited investor” as defined in Regulation D under the Securities Act of 1933, as amended (the “Securities Act”) and the Investor is also knowledgeable, sophisticated and experienced in making, and is qualified to make decisions with respect to investments in shares presenting an investment decision like that involved in the purchase of the Shares, the Warrants and the Warrant Shares (the “Securities”), including investments in securities issued by the Company and investments in comparable companies, and has requested, received, reviewed and considered all information it deemed relevant in making an informed decision to purchase the Securities; (ii) the Investor is acquiring the Securities in the ordinary course of its business and for its own account for investment only and with no present intention of distributing any of the Securities or any arrangement or understanding with any other persons regarding the distribution of such Securities; (iii) the Investor will not, directly or indirectly, offer, sell, pledge, transfer or otherwise dispose of (or solicit any offers to buy, purchase or otherwise acquire or take a pledge of) any of the Securities except in compliance with the Securities Act, applicable state securities laws and the respective rules and regulations promulgated thereunder; (iv) the Investor has answered all questions on the signature page hereto for use in preparation for the Registration Statement (as that term is defined below) and the answers thereto are true and correct as of the date hereof; (v) the Investor will notify the Company immediately of any change in any of such information until such time as the Investor has sold all of its Shares, Warrants and Warrant Shares or until the Company is no longer required to keep the Registration Statement effective; and (vi) the Investor has, in connection with its decision to purchase the Securities, relied only upon the representations and warranties of the Company contained herein.

(b)     The Investor acknowledges, represents and agrees that no action has been or will be taken in any jurisdiction outside the United States by the Company or any other person or entity that would permit an offering of the Securities, or possession or distribution of offering materials in connection with the issue of the Securities, in any jurisdiction outside the United States where action for that purpose is required. The Investor will comply with all applicable laws and regulations in each foreign jurisdiction in which it purchases, offers, sells or delivers the Securities or has in its possession or distributes any offering material, in all cases at its own expense.

(c)     The Investor hereby covenants with the Company not to make any sale of the Securities without complying with the provisions of this Agreement, including Section 7.2 hereof, and without effectively causing the prospectus delivery requirement under the Securities Act to be satisfied. The Investor acknowledges that there may occasionally be times when the Company, based on the advice of its counsel, determines that it must suspend the use of the prospectus forming a part of the Registration Statement until such time as an amendment to the Registration Statement has been filed by the Company and declared effective by the Securities and Exchange Commission the (“Commission”) or until the Company has amended or supplemented such prospectus.

(d)     The Investor further represents and warrants to the Company that (i) the Investor has full right, power, authority and capacity to enter into this Agreement and to consummate the transactions contemplated hereby and has taken all necessary action to authorize the execution, delivery and performance of this Agreement, and (ii) upon the execution and delivery of this Agreement, this Agreement shall constitute a valid and binding obligation of the Investor enforceable in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors’ and contracting parties’ rights generally and except as enforceability may be subject to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law) and except as the indemnification agreements of the Investors herein may be legally unenforceable.

(e)     The Investor and its advisors, if any, have been furnished with all materials relating to the business, finances and operations of the Company and other information the Investor deemed material to making an informed investment decision regarding its purchase of the Securities, which have been requested by the Investor. The Investor and its advisors, if any, have been afforded the opportunity to ask questions of the Company and its management. The Investor understands that its investment in the Securities involves a high degree of risk. The Investor is in a position regarding the Company, which, based upon business relationship or economic bargaining power, enabled and enables the Investor to obtain information from the Company in order to evaluate the merits and risks of its investment. The Investor has sought such accounting, legal and tax advice as it has considered necessary to make an informed investment decision with respect to its acquisition of the Securities. Without limiting the foregoing, the Investor has carefully considered the potential risks relating to the Company and a purchase of the Securities, and fully understands that the Securities are a speculative investment that involves a high degree of risk of loss of the Investor’s entire investment. Among other things, the Investor has carefully considered each of the risks described under the heading “Risk Factors” in the Company’s Form 10-K filed with the Commission on April 2, 2018, available on the Commission’s EDGAR website at www.sec.gov.

(f)     The Investor understands that no United States federal or state governmental authority has passed on or made any recommendation or endorsement of the Securities, or the fairness or suitability of the investment in the Securities, nor have such governmental authorities passed upon or endorsed the merits of the offering of the Securities.

(g)     The Investor is not purchasing the Securities as a result of any advertisement, article, notice or other communication regarding the Securities published in any newspaper, magazine or similar media or broadcast over television or radio or presented at any seminar or any other general solicitation or general advertisement. The Investor represents that it has a business relationship with the Company preceding its decision to purchase the Securities from the Company.

(h)     The Investor acknowledges that the Warrants are not listed or quoted for trading on any market, exchange or quotation service and agrees that the Company has no obligation to list or quote the Warrants for trading.

(i)     The Investor understands that nothing in this Agreement or any other materials presented to the Investor in connection with the purchase and sale of the Securities constitutes legal, tax or investment advice.

6.     Survival of Representations, Warranties and Agreements. Notwithstanding any investigation made by any party to this Agreement, all covenants, agreements, representations and warranties made by the Company and the Investor herein shall survive the execution of this Agreement, the delivery to the Investor of the Securities being purchased and the payment therefor.

7.     Registration; Compliance with the Securities Act.

7.1.     Registration. Unless the resale of the Securities is covered by the Shelf Registration Statement, the Company shall prepare and file a registration statement in compliance with the Securities Act and pursuant to Rule 415 (a “Registration Statement”) covering the resale by the Investor of the Registrable Securities (as defined below), and use its best efforts to have such registration statement declared effective by the Commission no later than six (6) months after the date hereof (the “Effectiveness Deadline”). "Registrable Securities" means the Shares, the Warrants and the Warrant Shares; provided, however, that all such securities shall cease to be Registrable Securities at such time as they have been sold under a Registration Statement or pursuant to Rule 144 promulgated under the Securities Act, as amended, (or a successor rule thereto) (collectively, "Rule 144"), or at such time as they are eligible to be sold without any restrictions or volume limitations pursuant to Rule 144 and without the requirement to be in compliance with Rule 144(c)(1) (or any successor thereto) promulgated under the Securities Act. The Registration Statement shall contain (except if otherwise directed by the Investor) a "Plan of Distribution" in substantially the form attached hereto as Appendix A. If the Company elects to have the resale of Registrable Securities covered by the Shelf Registration, the provisions of Section 7.2 shall apply to the Shelf Registration (or, as applicable, to a prospectus supplement filed pursuant to Rule 424 under the Securities Act) in the same manner as they would apply to a new Registration Statement.

7.2.     Registration Procedures and Expenses.

(a)      The Company shall promptly prepare and file with the Commission a Registration Statement with respect to the Registrable Securities and use its best efforts to cause such Registration Statement to become effective as soon as practicable after such filing (but in no event later than the Effectiveness Deadline). The Company shall keep the Registration Statement effective pursuant to Rule 415 at all times until the earlier of (i) the date as of which the Investor may sell all of the Registrable Securities covered by such Registration Statement without restriction or limitation pursuant to Rule 144 and without the requirement to be in compliance with Rule 144(c)(1) (or any successor thereto) promulgated under the 1933 Act; or (ii) the date on which the Investor shall have sold all of the Registrable Securities covered by such Registration Statement (the "Registration Period"). For the avoidance of doubt, so long as the Warrants have not actually been sold under a Registration Statement or pursuant to Rule 144, the Warrants and the Warrant Shares shall continue to be covered by an effective Registration Statement regardless of the Investor being able to sell the Warrants without restriction or limitation pursuant to Rule 144 until the Warrant Shares themselves cease to be Registrable Securities. Except with respect to information provided by the Investor specifically for use in a Registration Statement, the Company shall ensure that each Registration Statement (including any amendments or supplements thereto and prospectuses contained therein) shall not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein, or necessary to make the statements therein (in the case of prospectuses, in the light of the circumstances in which they were made) not misleading.

(b)     The Company shall prepare and file with the Commission such amendments (including post-effective amendments) and supplements to a Registration Statement and the prospectus used in connection with such Registration Statement, which prospectus is to be filed pursuant to Rule 424 promulgated under the Securities Act, as may be necessary to keep such Registration Statement effective at all times during the Registration Period.

(c)     The Company shall (A) permit counsel selected by the Investor to review and comment upon (i) a Registration Statement at least five (5) Business Days prior to its filing with the Commission and (ii) all amendments and supplements to all Registration Statements (except for Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q, Current Reports on Form 8-K, and any similar or successor reports) within a reasonable number of days prior to their filing with the Commission, and (B) not file any Registration Statement or amendment or supplement thereto in a form to which such counsel reasonably objects. The Company shall furnish to such counsel copies of any correspondence from the Commission or the staff of the Commission to the Company or its representatives relating to any Registration Statement and shall reasonably cooperate with such counsel in performing the Company's obligations pursuant to this Section 7.

(d)     The Company shall furnish to the Investor, without charge, (i) promptly after the same is prepared and filed with the Commission, at least one copy of such Registration Statement and any amendment(s) thereto, including financial statements and schedules, all documents incorporated therein by reference, if requested by the Investor, all exhibits and each preliminary prospectus, (ii) upon the effectiveness of any Registration Statement, as many copies of the prospectus included in such Registration Statement and all amendments and supplements thereto (or such other number of copies as the Investor may reasonably request) as the Investor may reasonably request and (iii) such other documents, including copies of any preliminary or final prospectus, as the Investor may reasonably request from time to time in order to facilitate the disposition of the Registrable Securities.

(e)     The Company shall use its reasonable best efforts to (i) register and qualify, unless an exemption from registration and qualification applies, the resale by the Investor of the Registrable Securities covered by a Registration Statement under such other securities or "blue sky" laws of all applicable jurisdictions in the United States, (ii) prepare and file in those jurisdictions such amendments (including post-effective amendments) and supplements to such registrations and qualifications as may be necessary to maintain the effectiveness thereof during the Registration Period, (iii) take such other actions as may be necessary to maintain such registrations and qualifications in effect at all times during the Registration Period, and (iv) take all other actions reasonably necessary or advisable to qualify the Registrable Securities for sale in such jurisdictions; provided, however, that the Company shall not be required in connection therewith or as a condition thereto to (x) qualify to do business in any jurisdiction where it would not otherwise be required to qualify but for this Section 7(e), (y) subject itself to general taxation in any such jurisdiction, or (z) file a general consent to service of process in any such jurisdiction. The Company shall promptly notify counsel for the Investor of the receipt by the Company of any notification with respect to the suspension of the registration or qualification of any of the Registrable Securities for sale under the securities or "blue sky" laws of any jurisdiction in the United States or its receipt of actual notice of the initiation or threatening of any proceeding for such purpose.

(f)     The Company shall notify counsel for the Investor in writing of the happening of any event, as promptly as practicable after becoming aware of such event, as a result of which the prospectus included in a Registration Statement, as then in effect, includes an untrue statement of a material fact or omission to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading (provided that in no event shall such notice contain any material, nonpublic information), and, subject to Section 7(j), promptly prepare a supplement or amendment to such Registration Statement to correct such untrue statement or omission, and deliver as many copies of such supplement or amendment to such counsel and the Investor as the Investor may reasonably request. The Company shall also promptly notify counsel and the Investor in writing (i) when a prospectus or any prospectus supplement or post-effective amendment has been filed, and when a Registration Statement or any post-effective amendment has become effective (notification of such effectiveness shall be delivered to counsel and the Investor by facsimile or electronic mail on the same day of such effectiveness and by overnight mail), (ii) of any request by the Commission for amendments or supplements to a Registration Statement or related prospectus or related information, and (iii) of the Company's reasonable determination that a post-effective amendment to a Registration Statement would be appropriate. By 9:30 a.m. New York City time on the date following the date any post-effective amendment has become effective, the Company shall file with the Commission in accordance with Rule 424 under the Securities Act the final prospectus to be used in connection with sales pursuant to such Registration Statement.

(g)     The Company shall use its best efforts to prevent the issuance of any stop order or other suspension of effectiveness of a Registration Statement, or the suspension of the qualification of any of the Registrable Securities for sale in any jurisdiction and, if such an order or suspension is issued, to obtain the withdrawal of such order or suspension at the earliest possible moment and to notify counsel and the Investor of the issuance of such order and the resolution thereof or its receipt of actual notice of the initiation or threat of any proceeding for such purpose.

(h)     The Company shall use its reasonable best efforts either to (i) cause all of the Registrable Securities covered by a Registration Statement to be listed on each securities exchange on which securities of the same class or series issued by the Company are then listed, if any, if the listing of such Registrable Securities is then permitted under the rules of such exchange or (ii) secure the inclusion for quotation of all of the Registrable Securities on the OTC Bulletin Board or another eligible market. The Company shall pay all fees and expenses in connection with satisfying its obligation under this Section 3(h).

(i)     If requested by the Investor, the Company shall as soon as practicable (i) incorporate in a prospectus supplement or post-effective amendment such information as the Investor reasonably requests to be included therein relating to the sale and distribution of Registrable Securities, including, without limitation, information with respect to the number of Registrable Securities being offered or sold, the purchase price being paid therefor and any other terms of the offering of the Registrable Securities to be sold in such offering; (ii) make all required filings of such prospectus supplement or post-effective amendment after being notified of the matters to be incorporated in such prospectus supplement or post-effective amendment; and (iii) supplement or make amendments to any Registration Statement if reasonably requested by an Investor holding any Registrable Securities.

(j)     Notwithstanding anything to the contrary herein, the Company may delay the disclosure of material, non-public information concerning the Company, the disclosure of which at the time would, in the good faith opinion of the Board of Directors of the Company, (x) materially impede, delay or interfere with any material pending or proposed financing, acquisition, corporate reorganization or otherwise similar transaction involving the Company for which the Board of Directors of the Company has authorized negotiations, (y) materially and adversely impair the consummation of any pending or proposed material offering or sale of any class of securities by the Company, or (z) be materially harmful to the interests of the Company and its stockholders; provided, that during any such period all executive officers and directors of the Company are also prohibited from selling securities of the Company (or any security of any of the Company’s subsidiaries or affiliates) (a "Grace Period"); provided, that the Company shall promptly (i) notify the Investor in writing of the existence of material, non-public information giving rise to a Grace Period and the date on which the Grace Period will begin, and (ii) notify the Investor in writing of the date on which the Grace Period ends; and, provided further, that (A) no Grace Period shall exceed twenty (20) consecutive days, (B) during any three hundred sixty five (365) day period such Grace Periods shall not exceed an aggregate of forty-five (45) days and the Company shall not invoke more than three (3) Grace Periods, and (C) the first day of any Grace Period must be at least three (3) Trading Days after the last day of any prior Grace Period (each, an "Allowable Grace Period"). For purposes of determining the length of a Grace Period above, the Grace Period shall begin on and include the date the Investor receives the notice of the beginning of the Grace Period and shall end on and include the later of the date the Investor receives the notice referred to in clause (ii) above and the date referred to in such notice.

(k) The Company shall bear all expenses in connection with the procedures in paragraph (a) through (k) of this Section 7.2 and the registration of the Registrable Securities pursuant to the Registration Statement, other than fees and expenses of counsel or other advisers to the Investor.

(l)     The Company understands that the Investor disclaims being an underwriter, but the Investor being deemed an underwriter shall not relieve the Company of any obligations it has hereunder.

7.3.     Transfer of Securities.

(a)     Transfer or Resale. The Investor understands that except as provided in Sections 7.1 and 7.2 (i) the Securities have not been and are not being registered under the Securities Act or any state securities laws, and may not be offered for sale, sold, assigned or transferred unless (A) subsequently registered thereunder, (B) the Investor shall have delivered to the Company an opinion of counsel, in a form reasonably acceptable to the Company, to the effect that such Securities to be sold, assigned or transferred may be sold, assigned or transferred pursuant to an exemption from such registration, or (C) the Investor provides the Company with reasonable assurance that such Securities can be sold, assigned or transferred pursuant to Rule 144; and (ii) any sale of the Securities made in reliance on Rule 144 may be made only in accordance with the terms of Rule 144 and further, if Rule 144 is not applicable, any resale of the Securities under circumstances in which the seller (or the person through whom the sale is made) may be deemed to be an underwriter (as that term is defined in the Securities Act) may require compliance with some other exemption under the Securities Act or the rules and regulations of the Commission thereunder.

(b)     The Investor agrees that it will not affect any disposition of the Registrable Securities that would constitute a sale within the meaning of the Securities Act except (i) pursuant to an exemption from the registration requirements of the Securities Act or (ii) as contemplated in the Registration Statement referred to in Section 7.1, and that it will promptly notify the Company of any changes in the information set forth in the Registration Statement regarding the Investor or its Plan of Distribution.

7.4.     Indemnification. For the purpose of this Section 7.4:

(i)     the term “Registration Statement” shall include any final prospectus, exhibit, supplement or amendment included in or relating to the Registration Statement referred to in Section 7.1; and

(ii)     the term “untrue statement” shall include any untrue statement or alleged untrue statement, or any omission or alleged omission to state in the Registration Statement a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

(a)     The Company agrees to indemnify and hold harmless the Investor from and against any losses, claims, damages or liabilities to which the Investor may become subject under the Securities Act insofar as such losses, claims, damages or liabilities (or actions or proceedings in respect thereof) arise out of, or are based upon any untrue statement of a material fact contained in the Registration Statement on the effective date thereof, or arise out of any failure by the Company to fulfill any undertaking included in the Registration Statement and the Company will reimburse the Investor for any reasonable legal or other expenses reasonably incurred in investigating, defending or preparing to defend any such action, proceeding or claim, or preparing to defend any such action, proceeding or claim, provided, however, that the Company shall not be liable in any such case to the extent that such loss, claim, damage or liability arises out of, or is based upon, an untrue statement made in such Registration Statement in reliance upon and in conformity with written information furnished to the Company by or on behalf of the Investor specifically for use in preparation of the Registration Statement, or the failure of the Investor to comply with the covenants and agreements contained in Sections 5(c) or 7.2 hereof respecting sale of the Registrable Securities or any statement or omission in any prospectus that is corrected in any subsequent prospectus that was delivered to the Investor prior to the pertinent sale or sales by the Investor.

(b)     The Investor agrees to indemnify and hold harmless the Company (and each person, if any, who controls the Company within the meaning of Section 15 of the Securities Act, each officer of the Company who signs the Registration Statement and each director of the Company) from and against any losses, claims, damages or liabilities to which the Company (or any such officer, director or controlling person) may become subject (under the Securities Act or otherwise), insofar as such losses, claims, damages or liabilities (or actions or proceedings in respect thereof) arise out of, or are based upon, any failure to comply with the covenants and agreements contained in Section 5(c) or 7.2 hereof respecting sale of the Registrable Securities, or any untrue statement of a material fact contained in the Registration Statement on the effective date thereof if such untrue statement was made in reliance upon and in conformity with written information furnished by or on behalf of the Investor specifically for use in preparation of the Registration Statement, and the Investor will reimburse the Company (or such officer, director or controlling person), as the case may be, for any legal or other expenses reasonably incurred in investigating, defending or preparing to defend any such action, proceeding or claim.

(c)     Promptly after receipt by any indemnified person of a notice of a claim or the beginning of any action in respect of which indemnity is to be sought against an indemnifying person pursuant to this Section 7.3, such indemnified person shall notify the indemnifying person in writing of such claim or of the commencement of such action, and, subject to the provisions hereinafter stated, in case any such action shall be brought against an indemnified person and such indemnifying person shall be entitled to participate therein, and, to the extent it shall wish, to assume the defense thereof, with counsel reasonably satisfactory to such indemnified person. After notice from the indemnifying person to such indemnified person of its election to assume the defense thereof, such indemnifying person shall not be liable to such indemnified person for any legal expenses subsequently incurred by such indemnified person in connection with the defense thereof, provided, however, that if there exists or shall exist a conflict of interest that would make it inappropriate, in the opinion of counsel to the indemnified person, for the same counsel to represent both the indemnified person and such indemnifying person or any affiliate or associate thereof, the indemnified person shall be entitled to retain its own counsel at the expense of such indemnifying person; provided, however, that no indemnifying person shall be responsible for the fees and expenses of more than one separate counsel for all indemnified parties.

(d)     If the indemnification provided for in this Section 7.3 is unavailable to or insufficient to hold harmless an indemnified party under subsection (a) or (b) above in respect of any losses, claims, damages or liabilities (or actions or proceedings in respect thereof) referred to therein, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as result of such losses, claims, damages or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect the relative fault of the Company on the one hand and the Investor on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities (or actions in respect thereof), as well as any other relevant equitable considerations. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by the Company on the one hand or an Investor on the other and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company and the Investor agree that it would not be just and equitable if contribution pursuant to this subsection (d) were determined by pro rata allocation or by any other method of allocation which does not take into account the equitable considerations referred to above in this subsection (d). The amount paid or payable by an indemnified party as a result of the losses, claims, damages or liabilities (or actions in respect thereof) referred to above in this subsection (d) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this subsection (d), the Investor shall not be required to contribute any amount in excess of the amount by which the net amount received by the Investor from the sale of the Registrable Securities to which such loss relates exceeds the amount of any damages which the Investor has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

8.     Notices. All notices, requests, consents and other communications hereunder shall be in writing, shall be mailed by first-class registered or certified airmail, or nationally recognized overnight express courier, postage prepaid, and shall be deemed given when so mailed and shall be delivered as addressed as follows:

(a)     if to the Company, to:

Milestone Scientific Inc.

220 South Orange Avenue

Livingston, New Jersey 07039

Attn: Leonard Osser

(b)     with a copy mailed to:

Golenbock Eiseman Assor Bell & Peskoe LLP

711 Third Avenue

New York, NY 10017

Attn: Lawrence M. Bell, Esq.

(c)     if to the Investor, at its address on the signature page hereto, or at such other address or addresses as may have been furnished to the Company in writing;

(d)     with a copy to:

Goodwin Procter LLP

100 Northern Avenue

Boston, MA 02210

Attn: Ettore Santucci, Esq.

9.     Changes. This Agreement may not be modified or amended except pursuant to an instrument in writing signed by the Company and the Investor.

10.     Headings. The headings of the various section of this Agreement have been inserted for convenience of reference only and shall not be deemed to be part of this Agreement.

11.     Severability. In case any provision contained in this Agreement should be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby.

12.     Governing Law; Venue. This Agreement shall be governed by and construed in accordance with the laws of the State of New York, without regard for conflict of laws principles. Each of the parties hereto hereby submits to the non-exclusive jurisdiction of the Federal and state courts in the Borough of Manhattan in the City of New York, State of New York in any suit or proceeding arising out of or relating to this Agreement or the transactions contemplated hereby. Each of the parties irrevocably and unconditionally waives any objection to the laying of venue of any suit or proceeding arising out of or relating to this Agreement or the transactions contemplated hereby in Federal and state courts in the Borough of Manhattan in the City of New York, Sate if New York and irrevocably and unconditionally waives and agrees not to plead or claim in any such court that any such suit or proceeding in any such court has been brought in an inconvenient forum. The parties agree, to the extent permitted by law, to waive their rights to a jury trial in any proceeding arising out of this Agreement.

13.     Counterparts. This Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. Such counterparts may be delivered by facsimile or by e-mail delivery of a “pdf” format data file, which counterparts shall be valid as if original and which delivery shall be valid delivery thereof.

Appendix A

PLAN OF DISTRIBUTION

The selling stockholders may sell all or a portion of the securities beneficially owned by them and offered hereby from time to time directly or through one or more underwriters, broker-dealers or agents. If the securities are sold through underwriters or broker-dealers, the selling stockholders will be responsible for underwriting discounts or commissions or agent's commissions. The securities may be sold in one or more transactions at fixed prices, at prevailing market prices at the time of the sale, at varying prices determined at the time of sale, or at negotiated prices. These sales may be effected in transactions, which may involve crosses or block transactions,

●	on any national securities exchange or quotation service on which the securities may be listed or quoted at the time of sale;

●	in the over-the-counter market;

●	in transactions otherwise than on these exchanges or systems or in the over-the-counter market;

●	through the writing of options, whether such options are listed on an options exchange or otherwise;

●	ordinary brokerage transactions and transactions in which the broker-dealer solicits purchasers;

●	block trades in which the broker-dealer will attempt to sell the shares as agent but may position and resell a portion of the block as principal to facilitate the transaction;

●	purchases by a broker-dealer as principal and resale by the broker-dealer for its account;

●	an exchange distribution in accordance with the rules of the applicable exchange;

●	privately negotiated transactions;

●	short sales made after the date the Registration Statement is declared effective by the Commission;

●	sales pursuant to Rule 144;

●	broker-dealers may agree with the selling securityholders to sell a specified number of such shares at a stipulated price per share;

●	a combination of any such methods of sale; and

●	any other method permitted pursuant to applicable law.

If the selling stockholders effect such transactions by selling securities to or through underwriters, broker-dealers or agents, such underwriters, broker-dealers or agents may receive commissions in the form of discounts, concessions or commissions from the selling stockholders or commissions from purchasers of the securities for whom they may act as agent or to whom they may sell as principal (which discounts, concessions or commissions as to particular underwriters, broker-dealers or agents may be in excess of those customary in the types of transactions involved). In connection with sales of securities or otherwise, the selling stockholders may enter into hedging transactions with broker-dealers, which may in turn engage in short sales of the shares of common stock in the course of hedging in positions they assume. The selling stockholders may also sell securities short and deliver securities covered by this prospectus to close out short positions and to return borrowed shares in connection with such short sales. The selling stockholders may also loan or pledge securities to broker-dealers that in turn may sell such shares.

The selling stockholders may pledge or grant a security interest in some or all of the securities owned by them and, if they default in the performance of their secured obligations, the pledgees or secured parties may offer and sell the shares of common stock from time to time pursuant to this prospectus or any amendment to this prospectus under Rule 424(b)(3) or other applicable provision of the Securities Act of 1933, as amended (the “Securities Act”), amending, if necessary, the list of selling stockholders to include the pledgee, transferee or other successors in interest as selling stockholders under this prospectus. The selling stockholders also may transfer and donate the securities in other circumstances in which case the transferees, donees, pledgees or other successors in interest will be the selling beneficial owners for purposes of this prospectus.

The selling stockholders and any broker-dealer participating in the distribution of the securities may be deemed to be "underwriters" within the meaning of the Securities Act, and any commission paid, or any discounts or concessions allowed to, any such broker-dealer may be deemed to be underwriting commissions or discounts under the Securities Act. At the time a particular offering of securities is made, a prospectus supplement, if required, will be distributed which will set forth the aggregate amount of securities being offered and the terms of the offering, including the name or names of any broker-dealers or agents, any discounts, commissions and other terms constituting compensation from the selling stockholders and any discounts, commissions or concessions allowed or reallowed or paid to broker-dealers.

Under the securities laws of some states, securities may be sold in such states only through registered or licensed brokers or dealers. In addition, in some states securities may not be sold unless such securities have been registered or qualified for sale in such state or an exemption from registration or qualification is available and is complied with.

There can be no assurance that any selling stockholder will sell any or all of the securities registered pursuant to the registration statement, of which this prospectus forms a part.

The selling stockholders and any other person participating in such distribution will be subject to applicable provisions of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the rules and regulations thereunder, including, without limitation, Regulation M of the Exchange Act, which may limit the timing of purchases and sales of securities by the selling stockholders and any other participating person. Regulation M may also restrict the ability of any person engaged in the distribution of securities to engage in market-making activities with respect to such securities. All of the foregoing may affect the marketability of securities and the ability of any person or entity to engage in market-making activities with respect to securities.